17. Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Trust preferred securities prepayment by underlying bank
Commitments and Contingencies

The Bank has made arrangements with and has available from corresponding banks certain lines of credit to fund any necessary cash requirements. The Bank has $67,801 of Federal Home Loan Bank advances outstanding against its corresponding line of credit as of December 31, 2014. A specific class of commercial and residential mortgage loans, with a balance of $151,033 at December 31, 2014 and a specific group of securities available for sale with a lendable collateral value of $3,620 at December 31, 2014 were pledged to the FHLB as collateral. At December 31, 2014, the Bank had approximately $49,000 of available credit at the FHLB and $6,000 of secured lines of available credit granted from one of its correspondent banks.

In 2010, Edith Moser (“Moser”) filed two complaints in the Circuit Court of Washington County, VA, claiming that Highlands Union Bank (the “Bank”) improperly handled the repossession and disposition of collateral from a warehouse in June/July 2008. Moser also claims that the Bank acted as her business advisor and breached fiduciary duties owed to her in this capacity. One complaint seeks $700 in damages for conversion based solely on the repossession/disposition of collateral. The second complaint seeks $7,850 in damages for breach of fiduciary duty, violation of UCC Article 9, actual fraud, unjust enrichment, and business conspiracy. In response, the Bank filed demurrers to both complaints, both of which were granted in part and denied in part with leave granted to amend. Moser chose not to amend either complaint, opting instead to consolidate her remaining claims into one action. Moser’s remaining claims against the Bank were for violation of UCC Article 9, fraud, unjust enrichment of personal property, and conversion of personal property. This proceeding concluded in February 2015, following a jury trial at which the court struck the UCC and fraud claims and the jury returned a verdict in favor of Moser with respect to the remaining claims, awarding her $4 in compensatory damages and no punitive damages.

On January 27, 2014, Angela Welch, as Chapter 7 Trustee for the bankruptcy estate of Frank Michael Mongelluzzi, named the Bank as a defendant in a lawsuit filed in the U.S. District Court for the Middle District of Florida, Tampa Division, No. 8:14cv00189-JDW-TBM, M.D. Fla. The case was transferred to the U.S. District Court for the Western District of Virginia, and is styled Welch v. Highlands Union Bank, 1:14-cv-00063-JPJ-PMS, W.D. Va. The complaint states three counts: the first for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.105(1)(a) and 726.108, and/or otherwise applicable law; the second for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.105(1)(b) and 726.108, and/or otherwise applicable law; and the third for avoidance and recovery of fraudulent transfers pursuant to 11 U.S.C. § 544(b) and Florida Statutes §§ 726.106(1) and 726.108, and/or otherwise applicable law. Each count seeks the recovery of $1,246 in overdraft repayments made by the debtor to the Bank, prejudgment interest, and costs. The matter is in the discovery stage. The Bank intends to vigorously defend itself. We are unable to evaluate the likelihood of an unfavorable outcome or estimate the amount or range of potential loss.